Wells Fargo Bank, National Association

100 Park Avenue

New York, New York 10017

Telephone  212 703 3500

Facsimile 212 703 3520

Exhibit 10.3

February 24,2017

Stanley Furniture Company, Inc.

200 North Hamilton Street

No. 200

High Point, North Carolina 27260

Attn:  Anita Wimmer

Re:      Amendment No. 1 to Credit Agreement Gentlemen:

Gentlemen:

Reference is made to that certain Credit Agreement, dated as of October 25, 2016, as the same has been, and as the same may be further, amended, restated, supplemented or otherwise modified from time to time (the “Credit Agreement”), by and between among STANLEY FURNITURE COMPANY, INC., a Delaware corporation (the “Company”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), and to any ancillary documents and agreements relating thereto (collectively the “Loan Documents”). Company and Wells Fargo agree to amend certain terms in the Loan Documents as set forth hereinbelow and subject to satisfaction of the conditions contained herein.  The undersigned hereby agree to the following:

1.       Defined  Terms.  Each  capitalized  term  contained  herein  and  not  otherwise  defined herein shall have the respective meaning set forth in the Loan Documents.

2.      Amendment to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)  Section 1.1(i) of the Credit Agreement is hereby amended and restated in its entirety, to read as follows:

(i)                Charges to Loan Account. Lender will maintain an account on its books and records in the name of Borrower (the “Loan Account”) in which will be recorded all Advances made by Lender and all other payment Obligations. Borrower authorizes Lender to collect all principal, interest and fees due under the Line of Credit facility by charging the Loan Account, or any other deposit account maintained by Borrower with Lender. Should there be insufficient funds in the Loan Account or any such other account to pay all such sums when due,  the full amount of such deficiency will be immediately due and payable by Borrower. All cash, checks, notes, instruments, and other items of payment (including insurance proceeds, cash proceeds of asset sales, rental proceeds, and tax refunds) (collectively, “Collections”) received by Lender will be applied as provided in Section 1.1(h). All monthly statements relating to the Loan Account  or such account will be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and Lender unless Borrower delivers written objection to Lender within 30 days after receipt by Borrower.

3.      Limitations on Amendment. This letter agreement is limited to the matters expressly set forth above and shall not be deemed to waive or modify any other term of the Credit Agreement or any other Loan Document, each of which is hereby ratified and reaffirmed,

Wells Fargo Bank, National Association

100 Park Avenue

New York, New York 10017

Telephone  212 703 3500

Facsimile 212 703 3520

or to consent to any subsequent failure of Company to comply with any term or provision of the Loan Documents, each of which shall remain in full force and effect. Each of the other Loan Documents is hereby amended, as necessary, to conform to the amendments set forth herein.

4.      Continuing Validity. Company understands and agrees that in modifying the Loan Documents, Wells Fargo is relying upon Company’s representations, warranties, and agreements, as set forth in the Loan Documents. Except as expressly modified pursuant to this letter agreement, the terms of the Loan Documents remain unchanged and in full force and effect. Wells Fargo’s agreement to the amendments and consents to the Loan Documents pursuant to this letter agreement in no way shall obligate Wells Fargo to make any future waivers, consents or modifications to the Loan Documents. Nothing in this letter agreement shall constitute a satisfaction of any obligations under the Loan Documents. It is the intention of Wells Fargo and Company to retain as liable parties all makers and endorsers of Loan Documents, unless the party is expressly released by  Wells Fargo. No maker, endorser, or guarantor will be released by virtue of this letter agreement. The terms of this paragraph apply not only to this letter agreement, but also to all subsequent loan modification, consent or waiver.

5.      Release. Company hereby acknowledges and agrees that to the best of Company’s knowledge: (a) neither the Company nor any of its affiliates have any claim or cause of action against Wells Fargo (or any of its respective affiliates, officers, directors, employees, attorneys, consultants or agents), and (b) Wells Fargo has heretofore  properly performed and satisfied in a timely manner all of its obligations to the Company under the Credit Agreement. Notwithstanding the foregoing, Wells Fargo wishes (and  the Company agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of Wells Fargo’s rights, interests, security and/or remedies under the Credit Agreement. Accordingly, for and in consideration of the agreements contained in this letter agreement and other good and valuable consideration, the Company (for itself and its affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge Wells Fargo and each of its affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute, or otherwise, which any Releasor has heretofore had, now  or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to date hereof arising out of, connected with or related in any way to the Credit Agreement, or any act, event or transaction related or attendant thereto, or Wells Fargo’s agreements contained therein, or the possession, use, operation, or control of any of the Company’s assets, or the making of any Advance, or the management of such Advance or the collateral securing the Company’s Obligations to Wells Fargo. Notwithstanding anything to the contrary, the above release only applies to all matters known to Company at this time.

Wells Fargo Bank, National Association

100 Park Avenue

New York, New York 10017

Telephone  212 703 3500

Facsimile 212 703 3520

6.      Conditions to Effectiveness. The amendment set forth in this letter agreement shall be effective  upon  satisfaction  of all of the following conditions: (a) Wells Fargo’s and Company’s execution and delivery of this letter amendment, (b) the acknowledgment of this letter amendment by each of the Guarantors listed below, and (c) the Company’s delivery of such other instruments, documents and agreements as Wells Fargo or its counsel shall request.

7.      Miscellaneous. This letter agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which shall constitute one and the same instrument. This letter agreement may be executed by facsimile or other electronic transmission, including by “.pdf” and other similar format. This letter agreement and all acts and transactions hereunder and all rights and obligations of Wells Fargo and Company shall be governed by the laws of the State of New York.

[Signature Page Follows]

Wells Fargo Bank, National Association

100 Park Avenue

New York, New York 10017

Telephone  212 703 3500

Facsimile 212 703 3520

Please kindly sign and return the enclosed copy of this letter to the undersigned at the address listed above.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/John P. Sartori
John P. Sartori
Vice President

READ AND AGREED TO:

STANLEY FURNITURE COMPANY, INC.

By:	/s/ Anita W. Wimmer
Name: Anita W. Wimmer
Title: VP of Finance

Wells Fargo Bank, National Association

100 Park Avenue

New York, New York 10017

Telephone  212 703 3500

Facsimile 212 703 3520

Guarantor Acknowledgment

The undersigned, a Guarantor of the obligations of the Company under the Credit Agreement and the other Loan Documents, hereby (i) acknowledges and agrees to this letter amendment and the modifications to the Credit Agreement and the other Loan Documents set forth herein, and (ii) reaffirms its obligations under the Guaranty executed by the undersigned in favor of Wells Fargo and each of the other Loan Documents to which it is a party.

STANLEY FURNITURE COMPANY 2.0, LLC

By:	/s/ Anita W. Wimmer
Name: Anita W. Wimmer
Title: VP of Finance